UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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The Pantry, Inc.

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The Pantry, Inc. (the “Company”) used the following materials in meetings with investors beginning on February 20, 2014.

KANGAROO
EXPRESS®
CONVENIENCE STORES
The Pantry, Inc.
Investor Presentation
February 2014

KANGAROO
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Forward Looking Statements and Non-GAAP Measures
Some of the statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than those of historical facts included herein, including those related to the company’s financial outlook, goals, business strategy, projected plans and objectives of management for future operations and liquidity, are forward-looking statements. These forward-looking statements are based on the company’s plans and expectations and involve a number of risks and uncertainties that could cause actual results to vary materially from the results and events anticipated or implied by such forward-looking statements. Please refer to the company’s Annual Report on Form 10-K and its other filings with the SEC for a discussion of significant risk factors applicable to the company. In addition, the forward-looking statements included in this presentation are based on the company’s estimates and plans as of the date of this presentation. While the company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.
In this presentation, we will refer to certain non-GAAP financial measures that we believe are helpful in understanding our financial performance and / or liquidity. The Appendix to this presentation includes a description of each non-GAAP financial measure presented, the reasons why such measures have been included herein, as well as a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure.

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Important Additional Information
The Pantry, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from The Pantry’s stockholders in connection with the matters to be considered at The Pantry’s 2014 Annual Meeting of Stockholders. The Pantry has filed a definitive proxy statement and form of white proxy card with the SEC in connection with its 2014 Annual
Meeting of Stockholders. THE PANTRY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with The Pantry’s 2014 Annual Meeting.
Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by The Pantry with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at The Pantry’s website at www.thepantry.com, by writing to The Pantry at 305 Gregson Drive, Cary, North Carolina 27511,
Attention: Secretary or by calling The Pantry’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834.

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Situation Overview
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Powerful C-Store Platform: Leader in the Southeast
Fourth largest independently operated convenience store retailer in the United States
1,538 stores located in 13 states as of December 26, 2013
Leadership position in Southeastern markets with high population growth (FL, NC, SC)
#1 or #2 market share in most of the
Company’s largest DMAs (1) (80%+ of store base)
Population growth in the Southeast higher than the U.S. average (13.4% vs. 9.7% from 2000-2010 per U.S. census data)
Revenue of $7.7 billion and Adjusted EBITDA of $196 million during twelve months ended December 26, 2013
Strong free cash flow (2) generation with $368 million of debt paid down since 2008
Source:
Convenience Store News 2011/2012 Directory of Convenience Stores.
(1) DMAs as defined by Convenience Store News.
(2) Free cash flow defined as cash flow from operations less capital expenditures. See Appendix for free cash flow reconciliation.
Strong Southeastern Footprint
Pantry Store Locations
Leading Market Share in Core Markets
DMA (1)
Stores
Market Position
Charlotte
474
#1
Jacksonville
269
#1
Columbia
241
#1
Nashville
162
#2
Memphis
82
#1
New Orleans
56
#2

KANGAROO
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Focused Strategy to Drive Sales and Profitability
Strategy Layer
Action Plan
Pursuing a market-focused strategy with three segment types: Leader, Expand and Core
— Over 80% of store base is within Leader and Expand markets
Allocate growth capital to further build high density Leader and Expand markets
— In-fill existing Leader markets to better serve core customer base
1
Market Level
— Expand in geographically contiguous markets with attributes to become a Leader
— Over the past two years, 92% of total growth capital (or $38 million in aggregate) allocated to Leader and Expand markets
Maintain Core markets with minimal growth investment
Focused on high-return capital investments centered around:
— QSRs (e.g., Subway, Little Caesars, etc.)
— Remodels
2
Site Level
— New stores and selective acquisitions
Rigorously evaluate investments to ensure acceptable returns
Continuously refine execution to drive growth and profitability
Increasing sales at each location:
— Drive traffic through improving fuel and cigarette price position
— Increase sales per customer by offering local and site-specific items at each location
3
Within the Site
— Increase traffic from the pump to the store
— Grow the average ticket and margins through merchandising (e.g., prepared food sales, QSRs, enhanced beverage offering, etc.)

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Opportunity: Unlock Potential of Powerful C-Store Platform
Over the last two years, our Board and management team implemented changes to position the Company for future growth:
Brought in new CEO, Dennis Hatchell, in 2012 to lead the company
Upgraded senior leadership team
Reduced debt through continued discipline around capital expenditures and strong free cash flow
Completed a strategic and in-depth operational review supported by a globally-recognized consulting firm
Optimizing remodel program to enhance store base and strengthen brand
Focusing on new store opportunities and potential acquisitions of stores in Leader and Expand markets

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The Company is Now Better Positioned for Sustained, Profitable Growth
Under the leadership of the current Board and management team, The Pantry has successfully established a foundation for improved financial performance and future growth
Recent Success
The Company has realized initial success on several key merchandise initiatives and continues to optimize capital allocation around remodels, QSRs, new stores and selected acquisitions
Significant executive-level experience across a diverse range of relevant industries
The Board has been very proactive and deliberate in its consideration of Board members
The Pantry has a Highly Qualified, Independent Board in Place
— Expertise further augmented with recent addition of Kathleen Guion and nomination of Tad Dickson
The Board remains committed to providing oversight and empowering the new management team to execute its growth strategy
Dissident Board nominees do not meet current criteria for new directors (e.g., lack
CEO or fuel experience)
The group led by JCP (“JCP”) has repeatedly changed partners and nominees
The Dissident Group Agenda is Self-Serving
Dissidents have not presented any constructive ideas
Dissidents misstate many facts
Limited direct ownership in the Company (only 2.7% of outstanding shares split among
3 different stockholders vs. 4.7% beneficial ownership by The Pantry management and the Board)

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Recent Initiatives Driving Stockholder Value
KANGAROO
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Delivering on Our Promises: Key 2013 Accomplishments
Strengthened Management Team and Improved Organization
Revitalized leadership team with several key hires: CFO, Chief Merchandising Officer, CIO and VP of Real Estate & Business Development
Improved employee training and communications
Enhanced Merchandising Programs to Drive Growth and Support Margins
Implemented local merchandising programs in 900+ stores
Continued success of RooCup / RooMug loyalty promotion programs to drive both trips and attachment
Improved merchandise sales per customer
Further developed proprietary foodservice sales
Accelerated Store Remodel / New Store Construction
72 remodels completed in FY 2013
8 new QSRs opened in FY 2013
3 new stores opened in FY 2013
Continued Investments in Strategic Technology
Completed roll-out of state-of-the-art fuel pricing optimization system to full store base
Installation of electronic fuel price signs (now in ~1,000 stores, expect ~150 more in FY 2014)
Implemented store specific product offerings and planograms
Maintained Intense Focus on Controlling Expenses and Optimizing Cash Flow
Renegotiated favorable fuel hauling agreements
Reduced OSG&A costs by $23 million since FY 2010; a reduction of 1.4% of OSG&A as a percent of merchandise sales
Paid down $72 million of debt in FY 2013 using free cash flow and available cash on the balance sheet (1)
(1) Free cash flow defined as cash flow from operations less capital expenditures. See Appendix for free cash flow reconciliation.

The Right Management Team to Drive Stockholder Value

Strengthened Management Team with Several Key Hires since March 2012

Hired Since March 2012	Name / Title	Background
✓	**Dennis Hatchell** *President and CEO*	• Joined in March 2012 • Former Vice Chairman, President and COO of Alex Lee, Inc. • Former President of Lowes Food Stores, Inc. • Former Group Vice President of Merchandising and Store Operations at H.E. Butt Grocery Co.
✓	**Clyde Preslar** *SVP and CFO*	• Joined in February 2013 • Formerly at RailAmerica, Cott Corporation, Lance
✓	**Boris Zelmanovich** *SVP and Chief Merchandising Officer*	• Joined in June 2013 • Formerly at Big Lots, Family Dollar
	Keith Bell *SVP of Fuels*	• Joined in July 2006 • Formerly at BP p.l.c., Amoco Oil Company
	Tom Carney *SVP, General Counsel and Secretary*	• Joined in June 2011 • Formerly at Borders Group, Inc., Dickinson Wright law firm, Hoover Universal, Inc.
	Keith Oreson *SVP of Human Resources*	• Joined in June 2010 • Formerly at Advance Auto Parts, Frank's Nursery & Crafts, ARAMARK
✓	**Dave Zodikoff** *SVP and CIO*	• Joined in January 2014 • Formerly at Ambrose Employer, Whole Foods Market, Dell

10

KANGAROO EXPRESS
Significant In-Store Momentum
Implemented Merchandising Initiatives
Local merchandising
- Implemented in 900+ stores with positive results
- Continued mix enhancements maximize productivity and drive higher margin growth
- RooCup has met expectations with 8+ million refills, behaves as a loyalty program causing repeat traffic
- FY13 average sales per store increased by $26K driven by Packaged Beverages, Other Tobacco Products and Prepared Food Sales
Store remodels
- Remodeled 72 stores in FY13
- Driving proprietary foodservice growth
QSR roll-out
- Combined QSR / C-Store improves customer traffic and appeal
- 4 new QSRs opened in Q1 2014, bringing total to 223, including 149 Subways
- Branded QSRs are a differentiator - brands selected based on demographics, then on availability
Improved price positioning on cigarettes
- Focused on driving traffic and attachment sales
- Expanded MLP (4) pricing to 125 stores in FY13 and adding another 220 stores in FY14 (totaling 896 stores)
- Leveraging technology to drive revenue and optimize pricing
(1) Reflects last fiscal year data.
(2) Merchandise margin net of credit card fees.
(3) Adjusted EBITDAF defined as Adjusted EBITDA less fuel gross profit. See Appendix for Adjusted EBITDAF reconciliation.
(4) MLP defined as Marlboro Leadership Price, which is an optional program based on a retail price ceiling in exchange for promotional support.
Positive Merchandise Comps
Positive comps for 8 out of 9 quarters
9.0% 6.0% 3.0% 0.0% (3.0%)
2.0% 4.8% 3.6% 3.3% 2.2% (2.0%) 1.3% 2.0% 3.5%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY‘12 FY‘13 FY‘14
Strong Merchandise Margin vs. Peers (%) (1)
50.0% 40.0% 30.0% 20.0% 10.0% 0.0%
40.9% 34.0% 33.9% 33.1% 29.7% 13.5%
CASY PTRY SUSS ATD U.S. CST U.S.(2) MUSA
Improving Adjusted EBITDAF (3)
$10 $0 ($10) ($20) ($30)
($25) ($0) $3 ($3)
Improved EBITDA before Fuel Gross Profit
FY ‘11 FY ‘12 FY ‘13 LTM Q1‘14

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Strong Free Cash Flow Generation
Pantry generates strong free cash flow
Historically used to invest in operations and reduce total debt
In 2013, free cash flow of $45 million represented ~9% of funded debt
Maintain discipline with respect to capital expenditures
Ability to pull back or opportunistically ramp up to invest in growth-oriented projects
Ability to Effectively Manage CapEx
$120 $90 $60 $30 $0
$117 $98 $93 $55 $83
2009 2010 2011 2012 2013
Strong Free Cash Flow (1)
$100 $75 $50 $25 $0
$52 $57 $86 $89 $45
2009 2010 2011 2012 2013
Note: Dollars in millions.
(1) Free cash flow defined as cash flow from operations less capital expenditures. See Appendix for free cash flow reconciliation.

KANGAROO EXPRESS
Improving Balance Sheet Supports Strategic Initiatives
The Company has reduced total debt by approximately $368 million since 2008 (28% decrease)
As of December 2013, no near term debt maturities with an unfunded revolver (ex. LC’s) and significant liquidity of $174 million
Reduction in Total Debt (1)
$368mm
$1,500 $1,250 $1,000 $750 $500 $250 $0
$1,312 $1,257 $1,228 $1,211 $1,020 $948 $944
2008 2009 2010 2011 2012 2013 Q1 2014
Debt, net of cash (2) $1,094 $1,087 $1,027 $997 $931 $891 $912
Net Debt 2008 - Q1 2014 $182mm
No Near-Term Debt Maturities
$300 $200 $100 $0
$225 $253 $250
2014 2015 2016 2017 2018 2019 2020
Unfunded Revolver Term Loan 8.375% Senior Notes
Note: Dollars in millions.
(1) Excludes Original Issue Discount.
(2) Total debt, net of cash, including lease finance obligations.

KANGAROO EXPRESS
Building on Our Recent Success: Priorities for FY2014 and Beyond
KANGAROO EXPRESS

KANGAROO EXPRESS
Key Strategic Initiatives to Unlock Potential
Increase Same Store Sales
Increase Sales per Customer with Categories and Items that are Site Specific
New Stores, Remodels, QSRs and Acquisitions Focused in Leader Markets
Optimize Fuel Performance
Continuing Focus on Expense Management
Well-Trained, Engaged Employees

KANGAROO EXPRESS
Continue Implementation of Merchandising Programs
Cigarette category management
- Improve competitive pricing position over time
- Capitalize on E-Cigarette opportunity
Beverage merchandising improvements
- Single-serve alcoholic beverage presentation
- “Alternative” beverage offerings
- Single-serve refrigerated beverages at sales counter (maximize impulse sales)
Proprietary Foodservice
- Continued growth in the grill category driven by new product introduction
- Utilize RooCups and RooMugs to seasonally enhance dispensed beverages
- Installed fresh case merchandisers for sandwiches, salads and other healthy options
Continued implementation of store specific planograms
Strong Merchandise Category Comps
Packaged Goods (Ex. Cigarettes)
8.0% 6.0% 4.0% 2.0% 0.0%
4.3% 0.2% 3.0% 3.8% 5.5%
Q1 Q2 Q3 Q4 Q1
FY‘13 FY‘14
Proprietary Foodservice
12.0% 9.0% 6.0% 3.0% 0.0%
8.6% 3.3% 6.9% 3.3% 6.5%
Q1 Q2 Q3 Q4 Q1
FY‘13 FY‘14
Build the Kangaroo Brand to Enhance the Customer Experience

KANGAROO EXPRESS
Utilize Remodels to Increase Sales and Store Productivity
Program Overview
Focused on improving sales growth and productivity within the existing store fleet
Key objectives include:
- Implement foodservice and other merchandise initiatives according to local site specific requirements
- Lower average effective age of stores / enhance physical facilities
- Make stores more inviting
Rollout Schedule / Strategy
Store-by-store remodel plan underway
Better leverage of large sites through a targeted offering to customers
Develop and deploy “priority punch list” to optimize each site segment, prioritizing by size and market strategy
Invest in sites with the highest potential in Leader markets that will generate an attractive ROI
Carefully analyze the various remodel pilot stores to improve deployment in the future

Defining the Store Remodel and QSR Opportunity

Focused on Refreshing Stores, Enhancing Proprietary Foodservice Offering and Adding QSRs

Store Remodels



~10% of Store Base
72
70-80
0
FY12
FY13
FY14
Annual LT Goal

Driving Results

- Proprietary foodservice comp store growth in remodeled stores of 21% for six months ended December 26, 2013 (1)
- Reducing the "relative store age" and adding site specific products increases both traffic and sales per customer
- Adding categories increases the market potential around each site over time
- Each remodeled store is measured against a pro forma ROI

New QSRs

Current QSRs	
Subway	149
Aunt M's	36
Dairy Queen	12
Hardee's	6
Little Caesars	5
Krystal	5
Other	10

Current QSRs (2):	223
Est. Potential:	+700



~50
20+
6
8
FY12
FY13
FY14
Annual LT Goal

Driving Results

- QSR comps up 4.1% in Q1 2014, benefitting overall merchandise comp sales
- QSRs have higher gross margin of 50-60%
- Differentiate with branded QSRs
  - 2nd largest non-traditional Subway franchisee in the U.S.
  - Initial success with new Little Caesars relationship; 15 future sites approved
- Locations that have QSRs are generally the most profitable stores

(1) Reflects all remodeled stores completed from January through June 2013.
(2) As of December 26, 2013.

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Enhance Foodservice to Drive Growth
Growing Mix of Foodservice Represents Tremendous Upside to Sales and Profitability
% Foodservice / Total Merchandise
Significant opportunity to increase foodservice mix to be more in-line with industry average
8.6% 9.4% 10.6% 10.8% 17.0%(1)
0% 5% 10% 15% 20%
FY‘10 FY‘11 FY‘12 FY‘13 Industry Average
QSR Performance (2)
QSRs have improved and performed well compared to other franchisees
8.0% 4.0% 0.0% (4.0%) (8.0%)
(1.9%) (5.9%) (2.4%) (0.7%) 4.1%
Q1 Q2 Q3 Q4 Q1
FY‘13 FY‘14
(1) NACS 2012 State of the Industry Annual Report.
(2) External reporting basis.

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Optimize Fuel Performance
Strategy is to stabilize market share (and therefore customer trips) through the use of more competitive and consistent fuel pricing
Robust fuel optimization system rolled out to entire store footprint allowing for:
Better market intelligence
More consistent pricing position
More dynamic retail fuel price responsiveness, benefiting from use of electronic price signs
- Early stages of price optimization to maximize gallons and margins
Positive results from several pilots in test markets
- Increased fuel gross profit as a result of implementation of mid and premium differential, with little effect on gallons sold
- Reduced fuel inventory shrink
- Optimized price differentials vs. key competitors
Improving Southeast Fuel Demand (1)
2.5% 0.0% (2.5%) (5.0%)
(3.0%) (1.1%) 0.6% (0.3%) 0.2%
2011 2012 2013 2014 2015
(1) EIA 2014 Early Release Projections.

KANGAROO
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Targeted New Store Construction and Selective Acquisitions
Targeted Capital Deployment into New Store and/or Selective Acquisition Growth Opportunities with Rigorous Evaluation of “Build vs. Buy” Economics
New Stores
Opened three new stores and rebuilt three stores in FY2013
St. Augustine opened in Q1 2014
Actively pursuing high quality sites to accelerate new store growth going forward
St. Augustine, FL: Opened FY 2014
Leader market
Features newest QSR,
Little Caesars
Replaced an older unit on same corner of a primary road
4,910 square feet
8 multi-product dispensers
Exceeding expectations in gallons and inside sales
Selective Acquisitions
Focused on individual stores or chains of stores primarily within our Leader markets
Acquired two individual stores in FY2013 in Hilton Head, SC and Myrtle Beach, SC
Acquisition priorities:
- Increase density within our Leader market footprint
- Free cash flow enhancing
- Potential to reduce effective purchase multiple through operating synergies

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Further Reduce Expenses and Improve Cost Structure
Targeting further store operating and G&A expense reductions (as a percentage of inside sales) over the next several years
Focus on expense efficiency including:
- Improved employee training and development
Customer service
Sales growth (foodservice, in-stock performance, etc.)
Productivity
- Systems / technology
- Other store costs
Other Store and G&A Costs (OSG&A)
OSG&A % of Merch Sales
$640 $23mm reduction since FY ‘10 38.0%
$632
$630 $629
36.0%
$620
35.3%
35.2% $610 $609
$610
34.0%
33.7%
$600 33.8%
$590 32.0%
FY ‘10 FY ‘11 FY ‘12 FY ‘13

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Corporate Governance
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Pantry’s Director Nominees are Highly Qualified
Selected Qualifications Pantry Board Pantry Qualifications
Independent Board 8 of 9 Director Nominees are Independent - only Non-Independent Director is the CEO
Significant Board and Management Ownership Pantry Board and Management beneficially own -5% of the Company’s stock
Diverse and Relevant Backgrounds Diverse corporate executive experience across relevant industries (e.g., convenience stores, broader retail, fuel and logistics)
Extensive Executive Leadership Experience 7 of 9 Director Nominees have served in an executive role of a Fortune 500 company
Support of Stockholders Directors received an average of 95% of stockholder votes in 2013 Annual Meeting election
Track Record of Acting in Stockholders’ Best Interest Consistently take a proactive role to enhance stockholder value
Source: Public filings and FactSet.
Note: Excludes Paul L. Brunswick and Bryan E. Monkhouse who will not stand for election at the 2014 Annual Meeting. Includes Tad Dickson who will stand for election at the 2014 Annual Meeting. 24

Experienced Board with Strong Independent Presence

The Pantry's well-balanced Board, with diverse experience and senior leadership relevant to our business, is best positioned to help The Pantry execute its strategic plan

Board Member	Independent	Relevant Experience
Dennis G. Hatchell President & CEO	–	• President and CEO of The Pantry, Inc. since March 2012 • Former Vice Chairman, President and COO of Alex Lee, Inc. • Former President of Lowes Food Stores (division of Alex Lee) • Former Group Vice President of Merchandising and Store Operations at H.E. Butt Grocery Company
Edwin J. Holman Chairman	✓	• Former Chairman and CEO of Macy's Central • Former President and CEO of Galyan's Trading Company • Former President and COO of Bloomingdale's • Director – La-Z-Boy; Former Director – Office Max and Circle International
Robert F. Bernstock Director	✓	• Former President of U.S. Postal Service Mailing and Shipping Services Division • Former President and Chief Operating Officer of The Scotts Miracle-Gro Company • Former President and CEO of Vlasic Foods International • Director – Nutrisystem, Inc., Former Director – Vlasic Foods International, Vertical Net, Inc., First Brands, Inc.
Thomas W. "Tad" Dickson (1) Director	✓	• Former Chairman, CEO and President of Harris Teeter Supermarkets • Former Executive Vice President of American & Efird, Inc.
Wilfred A. Finnegan Director	✓	• Co-Founder of the high-yield securities business at JPMorgan Chase • Former Head of Global Leveraged Finance at JPMorgan Chase • Former Senior Advisor to The Carlyle Group • Former Managing Director of GoldenTree Asset Management
Kathleen Guion (2) Director	✓	• Former Division President of Store Operations and Development at Dollar General Corporation • Former President and COO of E-Z Serve Corporation (Southeast C-Store chain) • Former Vice President and General Manager at 7-Eleven Corporation • Director – True Value Company
Terry L. McElroy Director	✓	• Former President of McLane Grocery Distribution • Over 25 years experience in multiple executive roles with McLane Company, Inc.
Mark D. Miles Director	✓	• CEO and Director of Hulman & Company • Former President and CEO of the Central Indiana Corporate Partnership, Inc. • Former CEO of the Association of Tennis Professionals (ATP) • Director – Hulman & Company and City Financial Corporation
Thomas M. Murnane Director	✓	• Principal and Co-owner of ARC Business Advisors • Former Partner at PricewaterhouseCoopers, LLP, including leading the Retail Strategy Consulting practice • Director – Pacific Sunwear of California, Inc., Blain Supply, Inc. and Goodwill Southern California; Former Director – Captaris, Inc. • National Association of Corporate Directors – Committees for Risk Oversight and Governance

Note: Excludes Paul L. Brunswick and Bryan E. Monkhouse who will not stand for election at the 2014 Annual Meeting.
(1) Tad Dickson is a new nominee to the Board.
(2) Kathleen Guion joined the Company's Board of Directors on May 3, 2013.

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Pantry Embraces Strong Corporate Governance
8 of 9 Board nominees are independent - only non-Independent Board member is the
Company’s CEO
Separate roles of CEO and Board Chairman
All directors stand for election annually
No stockholder rights plan
Stock ownership guidelines exist for directors and executive management
Directors can be removed without cause
Broad range of expertise provided by current board
Audit, compensation and nominating committees are comprised of 100% independent directors
Focus on pay for performance
Consider and evaluate all stockholder director nominees, seeking the best qualified directors
Pantry’s Corporate Governance and Controls are Stockholder Friendly

KANGAROO
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The Pantry Board and Management Team Interests are Strongly Aligned with Long-Term Stockholders
With 4.7% beneficial ownership, Board and Management’s interests are directly aligned with the long-term interests of our stockholders
- The Company’s Board as a whole beneficially owns 2.3% of the Company, more than either JCP or Lone Star
The Company has strict guidelines that non-management Directors own five times the Director’s annual cash retainer
- All non-management Directors that have served a full term on the Board are compliant with these guidelines
Management receives a significant portion of compensation in performance-based restricted stock and stock options
- Performance-based awards are only realized if certain operational and stockholder return performance metrics are met
- Value of options only realized if the future share price exceeds the price at the option grant date
Contrary to JCP’s inaccurate assertions, an independent compensation expert has indicated The Pantry’s Board compensation is less than that of our peers
- In light of the Company’s performance, the Board has not taken a raise in the last four years
The Pantry’s Board and Management Team are Incentivized and Committed to Delivering Long-Term Stockholder Value

KANGAROO
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Our Directors - Best Suited to Serve Stockholders’ Interests
Edwin J. Holman Chairman
Robert F. Bernstock Director
Thomas M. Murnane Director
Former Chairman and CEO of Macy’s Central
Former President and CEO of Galyan’s Trading Company
Former President and COO of Bloomingdale’s
Director - La-Z-Boy; Former Director - Office Max and Circle International, Galyon’s Trading Company
Recognized by the National Association of Corporate Directors (NACD) as one of the “Top 100” Directors in 2012
Mr. Holman has substantial retail, executive and operating experience, as well as public company Board experience that none of the JCP nominees can offer
Former President of U.S. Postal Service Mailing and Shipping Services Division
Former President and Chief Operating Officer of The Scotts Miracle-Gro Company
Former Executive Vice President of the Campbell Soup Company, and Former President of the International
Grocery and U.S. Grocery Divisions of Campbell’s
Former President and CEO of Vlasic Foods International
Director - Nutrisystem, Inc., Former Director - Vlasic Foods International, Vertical Net, Inc., First Brands, Inc.
Chairman - Compensation and Organization Committee for The Pantry
Mr. Bernstock has significant CEO-level experience and extensive public company Board experience that none of the JCP nominees can offer
Principal and Co-owner of ARC Business Advisors, strategic consultant to retailers and their suppliers
Former Partner at PricewaterhouseCoopers, LLP, including leading the Retail Strategy Consulting Practice
Director - Pacific Sunwear of California, Inc., Blain Supply, Inc. and Goodwill Southern California; Former
Director - Captaris, Inc.
Chairman - Corporate Governance and Nominating Committee for The Pantry
Served on NACD’s Governance & Nominating Committee Chair Advisory Council and NACD’s Advisory
Committee on Risk Oversight
Mr. Murnane has nearly 35 years of experience advising a variety of retailers and diverse Board experience that none of the JCP nominees can offer
Directors Holman, Bernstock and Murnane have been instrumental in the formation and execution of The Pantry’s value creation strategy, leveraging their extensive experience and tenure to provide valuable insights to the new management team

KANGAROO
EXPRESS
JCP Nominees Are NOT in the Best Interests of The Pantry’s Stockholders
JCP has failed to articulate any plan to drive growth or improve profitability
- Has not acknowledged steps already taken by The Pantry’s current Board and management
- Rather than engage with the Company with specific ideas and suggestions, JCP chose to pursue a costly and disruptive proxy contest based on vague and undefined “concerns”
JCP has no constructive suggestions for the strategic direction of The Pantry
- Have only provided critiques - no plan to move The Pantry forward
- The Pantry Board and management team have outlined the value creation strategy which is already underway and delivering results
JCP has not demonstrated how JCP’s director nominees will facilitate improvement
- Despite a lot of bold statements, JCP has no specific details on what its director nominees will do to help deliver stockholder value
- The Pantry Board has already taken action, upgrading the management team, adding new Board members and having a plan going forward
JCP nominees lack relevant convenience store, QSR or fuel experience
The Pantry has the right leadership in place and the Board is committed to acting in the best interest of all Pantry stockholders

KANGAROO
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JCP’s Nominees Do Not Have Relevant Experience to Drive Long-Term Stockholder Value
Nominee
Todd Diener
James C. Pappas
Joshua E. Schecter
Age
56
32
40
Public Company
Board Experience
None
Morgan Foods - an Over-The-Counter (OTC) listed company
Samex Mining Corp. - an OTC Canadian mining company that ceased operations in September 2013
Aderans Co., Ltd - an OTC hair solutions company
WHX Corporation - an OTC manufacturer of engineered products
Puroflow - an OTC provider of power industry and telecommunications infrastructure services
Relevant Public
Company
Executive Experience
Former President of Chili’s Grill & Bar and On the Border casual dining restaurants; Former EVP and COO of Brinker International
None
None
Relevant Operating Experience
Convenience
Stores
None
None
None
QSR
None
None
None
Fuel
None
None
None
JCP has done nothing to demonstrate how their director nominees, who lack relevant operating, executive and public company Board experience, would help deliver stockholder value to The Pantry

Background of Discussions with JCP

December 5th
- Clyde Preslar, Berry Epley and Andrew Hinton met with representatives of JCP
- JCP indicated they were interested in changes to the Company's Board membership

December 9th
- Tom Murnane, Chair of the Governance and Nominating Committee (the "Committee"), had a call with representatives of JCP, during which the representatives reiterated their interest in changes to the Company's Board membership

December 13th
- The Pantry received notice of JCP's intention to nominate nine alternative candidates

December 18th
- Dennis Hatchell, Thomas Carney, Mr. Preslar and Mr. Hinton had a call with representatives of JCP
- JCP indicated support for the senior management team and its strategy, but indicated that they thought the Board had been in place too long

December 23rd
- Ed Holman and Mr. Murnane had a follow-up call with representatives of JCP to discuss JCP's thoughts
- JCP expressed their view that there should be a new perspective on the Board from stockholders with substantial ownership

December 27th
- Mr. Holman had a call with James C. Pappas during which Mr. Pappas indicated JCP was interested in nominating no less than four persons to The Pantry's Board

December 30th
- Mr. Holman and Mr. Murnane had another call with representatives of JCP
- Mr. Holman and Mr. Murnane agreed to consider JCP nominees, subject to the Committee's process and current criteria

December 31st
- JCP requested that the Board consider four nominees: Richard Bloom, Todd E. Diener, James C. Pappas and Javier Perez

January 8th
- After receiving input from the Committee and the Company's executive search firm, The Pantry Board decided not to nominate any of the proposed nominees for election

January 13th
- Following a call from a former party to the JCP Notice and authorization from the Committee, Mr. Holman and Mr. Murnane agreed to interview Mr. Perez
- Mr. Holman and Mr. Murnane never received a response to their request for available times to interview Mr. Perez

January 23rd
- JCP Group issued a press release announcing its intent to nominate three directors, including Mr. Diener, Mr. Pappas and Joshua E. Schecter

The Company has made every effort to engage in a constructive dialogue with JCP, although JCP has repeatedly changed partners and nominees and never provided any specific recommendations

31

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Conclusions
We believe The Pantry’s Board and new leadership team has the right plan to drive performance and stockholder value
The Pantry’s directors have the experience and expertise best suited to drive the strategic direction of the Company, to help The Pantry execute its strategic plan and to deliver stockholder value
- In response to challenges in our operating markets, the Company took, and continues to take, decisive action
The Board has been very proactive and deliberate in its consideration of additional Board members, seeking individuals with public company executive experience, in particular with food retail or fuel expertise
- Initial results of the Board’s efforts evidenced with the nomination of Tad Dickson
- The Board is actively considering several potential candidates that have the relevant fuel expertise
JCP’s platform is not compelling
- Has failed to articulate a constructive plan to drive growth or improve profitability
- Unable to demonstrate how JCP’s director nominees will facilitate improvement
- JCP‘s nominees lack relevant operating experience within the convenience store, QSR or fuel sectors
- Rather than engage with the Company in a constructive dialogue with specific recommendations, JCP chose to pursue a costly and disruptive proxy contest
The Pantry is already taking definitive steps to improve performance and deliver stockholder value
Vote for directors who will serve the best interests of all stockholders -
Vote the WHITE proxy card for The Pantry’s directors

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Appendix
Dissident Arguments: Correcting the Facts
KANGAROO
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Dissident Argument: Background to the Solicitation
Claim
“CPS also voiced its concern that Pantry may be in danger of breaching a covenant under its Fourth Amended and Restated Credit Agreement with Wells Fargo Bank, National
Association (the “Wells Fargo Loan Agreement”), an issue with which Messrs. Preslar, Epley and Hinton appeared unfamiliar.”
WRONG
Fact
Management routinely monitors the status of its compliance with its loan covenants on both a real time and a prospective basis and regularly reviews with the Board of Directors
Management had been in touch with Wells Fargo (the agent bank under the Company’s credit facility) with respect to this particular covenant before the meeting with representatives of JCP
Prospective status of compliance with loan covenants is non-public information which Company management does not discuss with individual stockholders

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Dissident Argument: Reasons for the Solicitation
Claim
“Collectively, the members of the Board directly own less than 1% of the outstanding stock of the Company, excluding grant awards. Since the beginning of 2010, Pantry’s directors have sold 22,096 shares of common stock in the open market and have purchased only 2,535 shares, according to the Company’s public filings.”
MISLEADING / WRONG
Fact
Members of the board of directors beneficially own
537,097 shares of the Pantry’s common stock or 2.3% of the outstanding shares
“Excluding grant awards” to suggest that the Company directors do not own any significant amount of stock is patently misleading
Initial Statement from JCP Preliminary Proxy filed on February 3, 2014:
“Pantry does not maintain a policy that requires any minimal ownership of the Company’s stock by its directors.”
JCP removed their initial claim noted above in an amended proxy filed on February 13, 2014
MISLEADING / WRONG
The Pantry maintains stock ownership and retention guidelines for independent directors
- Require independent directors to own shares of common stock valued at five times the annual cash retainer paid
- All directors that have served a full term on the Board are compliant with these guidelines

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Dissident Argument: Reasons for the Solicitation
Claim
“We are concerned with the lack of Restaurant experience on the Board, especially given the Board’s focus on expanding Pantry’s quick service restaurants and believe the Board needs directors with decades of restaurant experience in senior executive and director capacity…”
MISLEADING
Fact
Only 1 of the 3 proposed nominees by CPS has restaurant operating experience
- Todd Diener is a former executive officer of Brinker, and most recently served as President of
Chili’s and On the Border
- However, restaurant experience, in particular casual dining experience, is not the same as QSR experience
As stated in our proxy statement, our current criteria calls for operational experience preferably as either the CEO of a public company or as a senior executive with expertise in the fuels area
- Tad Dickson fits this criteria as former Chairman, CEO and President of Harris Teeter Supermarkets

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Appendix
Supplemental Information
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KANGAROO EXPRESS
Selected Operating Data
Store Count
1,700 1,673
1,650 1,638 1,649
1,600 1,578
1,550 1,548 1,538
1,500 FY ‘09 FY ‘10 FY ‘11 FY ‘12 FY ‘13 LTM Q1’14
Stores 20 (35) 11 (71) (30) (10)
Retail Fuel Gallons
2,500 2,078 2,047 Retail Fuel Gallons CPG $0.16
2,000 $0.150 1,889 $0.135 1,812 1,708 1,690 $0.15 $0.14
1,500 $0.129 $0.13
1,000 $0.115 $0.115 $0.116 $0.12
500 $0.11
0 $0.10
FY ‘09 FY ‘10 FY ‘11 FY ‘12 FY ‘13 LTM Q1 ‘14
(3.3%) (4.9%) (7.4%) (3.1%) (4.8%) (4.7%)
Gallon Comps (%)
Merchandise Revenue
$2,500 40.0%
Merchandise Rev Margin
$2,000 $1,659 $1,798 $1,779 $1,809 $1,800 $1,812
$1,500 35.4% 33.8% 33.9% 33.7% 34.0% 33.8% 35.0%
$1,000
$500
$0 30.0%
FY ‘09 FY ‘10 FY ‘11 FY ‘12 FY ‘13 LTM Q1 ‘14
0.0% 5.6% 0.2% 3.3% 0.9% 1.2%
Merch. Comp %
Adjusted EBITDA (1)
$300 $284 $240
$250 $232 $210 $202 $196
$200 $150 $100 $50 $0
FY ‘09 FY ‘10 FY ‘11 FY ‘12 FY ‘13 LTM Q1 ‘14
(1) Please refer to description of Adjusted EBITDA and reconciliation beginning on the next slide.

Adjusted EBITDA & Adjusted EBITDAF Gross Profit Reconciliation

($ in thousands)	Twelve Months Ended					
	September 24, 2009	September 30, 2010[1]	September 29, 2011	September 27, 2012	September 26, 2013	December 26, 2013
Fuel revenue	$ 4,731,205	$ 5,467,402	$ 6,359,681	$ 6,443,955	$ 6,021,954	$ 5,898,894
Fuel cost of goods sold	4,419,861	5,202,717	6,102,607	6,233,638	5,822,688	$ 5,700,114
Fuel gross profit	$ 311,344	$ 264,685	$ 257,074	$ 210,317	$ 199,266	$ 198,780
Adjusted EBITDA excluding fuel gross profit	**$ (27,803)**	**$ (24,837)**	**$ (25,346)**	**$ (191)**	**$ 3,105**	**$ (2,893)**
Fuel gross profit	311,344	264,685	257,074	210,317	199,266	198,780
Adjusted EBITDA	**$ 283,541**	**$ 239,848**	**$ 231,728**	**$ 210,126**	**$ 202,371**	**$ 195,887**
Impairment charges	(2,084)	(267,079)	(12,555)	(6,257)	(4,681)	(3,211)
Gain (loss) on extinguishment of debt	4,007	(791)	(15)	(5,532)	-	-
Interest expense, net	(91,483)	(88,256)	(87,491)	(84,219)	(88,779)	(87,050)
Depreciation and amortization	(108,712)	(120,605)	(117,025)	(119,672)	(117,724)	(117,817)
Income tax benefit (expense)	(31,178)	71,268	(4,827)	3,007	5,801	7,092
Net income (loss)	$ 54,091	$ (165,615)	$ 9,815	$ (2,547)	$ (3,012)	$ (5,099)
Adjusted EBITDA excluding fuel gross profit	**$ (27,803)**	**$ (24,837)**	**$ (25,346)**	**$ (191)**	**$ 3,105**	**$ (2,893)**
Fuel gross profit	311,344	264,685	257,074	210,317	199,266	198,780
Adjusted EBITDA	**$ 283,541**	**$ 239,848**	**$ 231,728**	**$ 210,126**	**$ 202,371**	**$ 195,887**
Gain (loss) on extinguishment of debt	4,007	(791)	(15)	(5,532)	-	-
Interest expense, net	(91,483)	(88,256)	(87,491)	(84,219)	(88,779)	(87,050)
Income tax (expense) benefit	(31,178)	71,268	(4,827)	3,007	5,801	7,092
Stock-based compensation expense	6,367	3,478	2,153	2,823	2,738	2,810
Changes in operating assets and liabilities	(18,050)	(13,593)	6,621	6,931	5,317	3,249
Expense (Benefit) for deferred income taxes	10,337	(68,611)	22,071	(2,516)	(5,697)	(6,678)
Other	5,895	11,482	8,470	13,397	6,360	6,415
Net cash provided by operating activities	$ 169,436	$ 154,825	$ 178,710	$ 144,017	$ 128,111	$ 121,725
Additions to property and equipment, net	(117,244)	(97,511)	(92,760)	(54,980)	(82,939)	(94,314)
Acquisitions of businesses, net	(48,768)	(10)	(47,564)	-	(1,723)	(1,723)
Net cash used in investing activities	$ (166,012)	$ (97,521)	$ (140,324)	$ (54,980)	$ (84,662)	$ (96,037)
Net cash used in financing activities	$ (50,732)	$ (26,547)	$ (25,255)	$ (213,630)	$ (75,456)	$ (17,547)
Net increase (decrease) in cash	$ (47,308)	$ 30,757	$ 13,131	$ (124,593)	$ (32,007)	$ 8,141

(1) Fiscal year ended September 30, 2010 included 53 weeks; all other fiscal years presented included 52 weeks.

39

Free Cash Flow Reconciliation

($ in thousands)	Twelve Months Ended						
	September 25, 2008	September 24, 2009	September 30, 2010[1]	September 29, 2011	September 27, 2012	September 26, 2013	December 26, 2013
Additions to property and equipment	$ (109,496)	$ (122,656)	$ (101,127)	$ (100,726)	$ (69,261)	$ (88,069)	$ (99,268)
Proceeds from sales of property and equipment	7,456	5,309	3,616	7,663	10,543	5,512	5,477
Insurance recoveries	1,223	103	-	303	3,738	(382)	(523)
Capital expenditures, net	**$ (100,817)**	**$ (117,244)**	**$ (97,511)**	**$ (92,760)**	**$ (54,980)**	**$ (82,939)**	**$ (94,314)**
Acquisitions	(14,696)	(48,768)	(10)	(47,564)	-	(1,723)	(1,723)
Net cash used in investing activities	**$ (115,513)**	**$ (166,012)**	**$ (97,521)**	**$ (140,324)**	**$ (54,980)**	**$ (84,662)**	**$ (96,037)**

($ in thousands)	Twelve Months Ended						
	September 25, 2008	September 24, 2009	September 30, 2010[1]	September 29, 2011	September 27, 2012	September 26, 2013	December 26, 2013
Net cash provided by operating activities	$ 157,504	$ 169,436	$ 154,825	$ 178,710	$ 144,017	$ 128,111	$ 121,725
Capital expenditures, net	(100,817)	(117,244)	(97,511)	(92,760)	(54,980)	(82,939)	(94,314)
Free cash flow	**$ 56,687**	**$ 52,192**	**$ 57,314**	**$ 85,950**	**$ 89,037**	**$ 45,172**	**$ 27,411**
Net cash used in investing activities	$ (115,513)	$ (166,012)	$ (97,521)	$ (140,324)	$ (54,980)	$ (84,662)	$ (96,037)
Net cash used in financing activities	$ 103,694	$ (50,732)	$ (26,547)	$ (25,255)	$ (213,630)	$ (75,456)	$ (17,547)

(1) Fiscal year ended September 30, 2010 included 53 weeks; all other fiscal years presented included 52 weeks.

40

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Capital Structure And Liquidity
($ millions)
12/27/2012 12/26/2013
Cash $24.4 $32.5
Debt:
Revolver - -
Term loan 255.0 252.5
Notes 250.0 250.0
Lease finance obligations 451.1 441.7
Total debt $956.1 $944.2
Shareholder’s equity 322.1 318.6
Total capitalization $1,278.2 $1,262.8
Net debt $931.7 $911.7
Total liquidity as of 12/26/13:(1) $173.9
(1) Cash and cash equivalents plus revolver availability.

KANGAROO
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Use of Non-GAAP Measures
Adjusted EBITDA
Adjusted EBITDA is defined by the Company as net income (loss) before interest expense, net, gain/loss on extinguishment of debt, income taxes, impairment charges and depreciation and amortization. Adjusted EBITDA is not a measure of operating performance or liquidity under generally accepted accounting principles in the United States of America (“GAAP”) and should not be considered as a substitute for net income, cash flows from operating activities or other income or cash flow statement data. The Company has included information concerning Adjusted EBITDA because it believes investors find this information useful as a reflection of the resources available for strategic opportunities including, among others, to invest in the Company’s business, make strategic acquisitions and to service debt. Management also uses Adjusted EBITDA to review the performance of the Company’s business directly resulting from its retail operations and for budgeting and compensation targets. Adjusted EBITDA does not include impairment of long-lived assets and other charges. The Company excluded the effect of impairment losses because it believes that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of its remaining assets. Adjusted EBITDA does not include gain/loss on extinguishment of debt because it represents financing activities and is not indicative of the ongoing performance of the Company’s remaining stores.
Adjusted EBITDA Excluding Fuel Gross Profit
Adjusted EBITDA Excluding Fuel Gross Profit is Adjusted EBITDA before fuel gross profit. Adjusted EBITDA Excluding Fuel Gross Profit is not a measure of operating performance or liquidity under GAAP and should not be considered as a substitute for net income, cash flows from operating activities or other income or cash flow statement data. The Company has included information concerning Adjusted EBITDA Excluding Fuel Gross Profit because it believes investors find this information useful as a helpful measure in assessing the performance of the merchandise portion of its business.
Free Cash Flow
Free cash flow represents net cash provided by operating activities less net capital expenditures. Free cash flow is not a measure of operating performance or liquidity under GAAP and should not be considered as a substitute for cash flows provided by operating activities or other cash flow statement data. The Company has included information concerning free cash flow because it believes it provides useful information to management and investors about the amount of cash generated by the business after capital expenditures, which can then be used to, among other things, retire debt, make strategic acquisitions and strengthen the balance sheet. A limitation on the utility of free cash flow as a measure of financial performance is that it does not represent the total increase or decrease in our cash balance for the period.

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Additional Information Regarding Non-GAAP Measures
Any measure that excludes interest expense, gain/loss on extinguishment of debt, depreciation and amortization, impairment charges, income taxes, capital expenditures or fuel gross profit has material limitations because the Company uses debt and lease financing in order to finance its operations and acquisitions, uses profit, capital and intangible assets in its business and must make capital expenditures, pay income taxes and pay rent as a necessary element of its operations. Due to these limitations, the Company uses non-GAAP measures in addition to and in conjunction with results and cash flows presented in accordance with GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.
Because non-GAAP financial measures are not standardized, the non-GAAP financial measures referenced herein, as defined by the Company, may not be comparable to similarly titled measures reported by other companies. It therefore may not be possible to compare our use of non-GAAP financial measures with non-GAAP financial measures having the same or similar names used by other companies.